Exhibit 32.1

CERTIFICATION OF CEO PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q of Bion Environmental Technologies, Inc., a company duly formed under the laws of Colorado (the "Company"), for the period ended March 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),Stephen Craig Scott, Chief Executive Officer of the Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 15, 2025	/s/ Stephen Craig Scott
Stephen Craig Scott Chief Executive Officer